PROMISSORY NOTE

$250,000.00                                               June 10, 2002


FOR VALUE RECEIVED, MCM ENVIRONMENTAL TECHNOLOGIES, INC. (the "BORROWER"), with an address at 5 Partridge Lane, Winchester, MA 01890, hereby promises to pay to the order of CAPRIUS, INC. (the "LENDER"), in lawful money of the United States of America in immediately available funds at the Lender's offices located at One Parker Plaza, Fort Lee, New Jersey 07631, or at such other location as the Holder may designate from time to time, the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), together with interest accruing on the outstanding principal balance from the date hereof, as provided below.

1. TRANSACTION. This promissory note (this "Note") is being issued and delivered by the Borrower to the Lender in connection with the consummation of the transactions contemplated by that certain Letter of Intent dated May 28, 2002 (the "Letter of Intent"), between the Borrower and the Lender. Terms not otherwise defined herein shall have the meanings ascribed to them in the Letter of Intent. Pursuant to the Letter of Intent, the Lender has the option to either: (a) make a secured $250,000 loan ("the Loan") to Borrower and then to acquire newly issued shares of the capital stock (the "Stock Acquisition") of Borrower, which upon such issuance will represent, on a fully converted and fully diluted basis (including the conversion of Borrower's debentures, options and commitments to deliver options into shares of capital stock of Borrower), fifty-one percent (51%) of the issued and outstanding shares of the Borrower, or
(b) make the Loan to Borrower and then acquire substantially all the assets and certain current operating liabilities (the "Asset Acquisition") of Borrower and its subsidiaries and affiliates other than its shareholders (the "MCM Group"), such acquisition to be accomplished through a new company that will be owned at the time of closing fifty-one (51%) percent by the Lender and forty-nine (49%) percent by the Borrower. The assets and liabilities to be acquired shall be those that the Lender deems necessary and desirable, in its sole discretion, to operate the current business of the MCM Group.

2. RATE OF INTEREST AND PAYMENT TERMS. Amounts outstanding under this Note shall bear interest at a rate per annum ("FLOATING RATE") which is at all times two percentage points (2%) in excess of the Prime Rate, as hereinafter defined. Principal and all accrued interest shall be due and payable on the Maturity Date, as hereinafter defined.

         "MATURITY DATE" means the earlier of (i) the first anniversary of the date of this Note; (ii) an investment in the Borrower through equity or debt or any combination thereof, by any person (whether or not an affiliate of the Borrower) (iii) upon acceleration after an Event of Default hereunder, and (iv) six (6) months after the date of this Note in the event the Stock Acquisition or the Asset Acquisition is not then completed as a result of the inability o f the Borrower or the Lender to complete certain "Conditions to Closing" as set forth in Section 4 of the Letter of Intent.


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Interest shall be calculated on the basis of a year of 365 days for the actual number of days in each interest period. As used herein, "PRIME RATE" means the rate publicly announced from time to time as its prime rate, by PNC Bank, National Association, or any successor in interest thereof. The Prime Rate will not be tied to any external rate or index and does not necessarily reflect the lowest rate of interest actually charged by PNC Bank, National Association to any particular class or category of customers. If and when the Prime Rate changes, the Floating Rate will change automatically without notice to the Borrower, effective on the date of any such change. In no event shall the rate of interest hereunder exceed the maximum rate allowed by law.

3. DEFAULT RATE. Upon the Maturity Date, this Note shall bear interest at a rate per annum (based on a year of 365 days and actual days elapsed) which shall be six percentage points (6%) in excess of the interest rate in effect under this Note as of the Maturity Date, but not more than the maximum rate allowed by law (the "DEFAULT RATE"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Lender's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Lender's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Lender may employ. In addition, the Default Rate reflects the increased credit risk to the Lender of carrying a loan that is in default. The Borrower agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Lender, and that the actual harm incurred by the Lender cannot be estimated with certainty and without difficulty.

4. OTHER LOAN DOCUMENTS. This Note is issued in connection with a Loan Agreement between the Borrower and the Lender of even date herewith, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the "LOAN DOCUMENTS"), and is secured as described in the Loan Documents and by such other collateral as may in the future be granted to the Lender to secure this Note.

5. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any Loan Document or any other debt, liability or obligation to the Lender of any Obligor; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within sixty (60) days of the commencement thereof); (iv) any general assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor which serves as collateral securing the obligations of the Obligor to the Lender; (v) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Lender; (vii) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge such judgment within ten days of the entry thereof; (viii) if this Note or any


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guarantee executed by any Guarantor is secured, the failure of any Obligor to provide the Lender with additional collateral if in the Lender's opinion at any time or times, the market value of any of the collateral securing this Note or any guarantee has depreciated below that required pursuant to the loan Documents (if any) or, if no specific value is so required, then in an amount deemed material by the Lender; (ix) any material adverse change in any Obligor's business, assets, operations, financial condition or results of operations;
(x) any Obligor ceases doing business as a going concern; (xi) the revocation or attempted revocation, in whole or in part, of any guarantee by any Guarantor;
(xii) the death, incarceration, indictment or legal incompetency of any individual Obligor or, if any Obligor is a partnership or limited liability company, the death, incarceration, indictment or legal incompetency of any individual general partner, or member; (xiii) any representation or warranty made by any Obligor to the Lender in any Loan Document, or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Lender, is false, erroneous or misleading in any material respect; or (xiv) any Obligor's failure to observe or perform any covenant or other agreement with the Lender contained in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Lender. As used herein, "OBLIGOR" means the Borrower and any Guarantor; "GUARANTOR" means any guarantor of the Borrower's obligations to the Lender, which obligations exist on the date of this Note or arise in the future; and "HOLDER" means the party then holding this Note, being the Lender and/or any successor of the Lender and/or any assignee of this Note from the Lender or the Holder hereof. All references herein to the Lender shall always he deemed to include the Holder, if applicable.

Upon the occurrence of an Event of Default: (a) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (b) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Lender's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (c) at the Lender's option, and without notice or demand of any kind, this Note shall bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (d) the Holder may exercise froth time to time any of the rights and remedies available under the Loan Documents or under applicable law.

6. RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Lender by law, the Lender shall have, with respect to the Borrower's obligations to the Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Lender all of the Borrower's right, title and interest in and to, all of the Borrower's moneys, securities and other property now or hereafter in the possession of, or in transit to, the Lender. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Holder, although the Holder may enter such setoff on its books and records at a later time.

7. MISCELLANEOUS. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing (except as may


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be agreed otherwise above with respect to borrowing; requests) and shall be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Lender and the Borrower set forth above or to such other address as either may give to the other in writing for such purpose. No delay or omission on the Holder's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Holder's action or inaction impair any such right or power. No modification, amendment or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom will be effective unless made in a writing signed by the Holder. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Holder in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Holder's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Holder and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Holder's written consent and the Holder at any time may assign this Note in whole or in part.

This Note has been delivered to and accepted by the Lender and will be deemed to be made in the State of New Jersey where the Lender's office is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE LENDER AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district in New Jersey; provided that nothing contained in this Note shall prevent the Holder from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that a venue in New Jersey is the most convenient forum for both the Holder and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

8. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALI, RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.


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THE BORROWER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE, INCLUDING THE WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

         WITNESS the due execution hereof, as of the date first written above, with the intent to be legally bound hereby.

ATTEST:                                  MCM ENVIRONMENTAL
                                         TECHNOLOGIES, INC.



                                         By:  /s/ Yoav Millet
----------------------------------          ------------------------------------
                                                                          (SEAL)

Print Name:                              Print Name:   Yoav Millet
           -----------------------                  ----------------------------

Title:                                   Title:        Chairman
      ----------------------------             ---------------------------------


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